FIRST AMENDMENT TO
               CREDIT AGREEMENT AND LOAN DOCUMENTS


          This First Amendment to Credit Agreement and Loan Documents (this "AMENDMENT") dated as of November 23, 1998 is among GLOBAL MARINE INC., a Delaware corporation (the "BORROWER"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "BANKS"), BANKERS TRUST COMPANY, as administrative agent for the Banks (together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT"), ABN AMRO BANK, N.V., HOUSTON AGENCY, as syndication agent for the Banks, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent for the Banks (all of the agents, collectively, together with their successors and assigns in such capacity, the "AGENTS").

                      PRELIMINARY STATEMENT

          The Borrower, the Banks and the Agents have entered into that certain Credit Agreement dated as of January 29, 1998
(as amended or restated from time to time, the "CREDIT
AGREEMENT").

          The Borrower, the Banks and the Agents wish to amend the Credit Agreement and execute this Amendment to reflect same.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

          Section 1. DEFINITIONS. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          Section 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          a. Section 1.01 of the Credit Agreement is hereby amended by: (i) replacing the phrase "Maturity Date" with the phrase "Revolving Loan Maturity Date" in subsection (i) of paragraph (a) thereof and (ii) adding a new paragraph
     (c)thereto to read as follows:

               "(c)  If Borrower elects to extend the
          Loans from the Revolving Loan Maturity Date to the Term Loan Maturity Date as contemplated in
          SECTION 4.02(A)(b), all obligations of the Banks to make further Revolving Credit Loans shall nonetheless cease as of the Revolving
          Loan Maturity Date and, thereafter, all
          amounts outstanding shall consist of term loans and shall be repaid in accordance with the provisions of SECTION 4.02 on or before the Term Loan Maturity Date."

          b.   Section 1.05 of the Credit Agreement is
     hereby amended by rewriting sub-section (v) of paragraph (b) thereof to read as follows:

               "mature on the Revolving Loan Maturity Date, provided, if Borrower has elected to extend the Loan as provided in SECTION 4.02(A)(b), said Notes shall automatically be extended and shall thereafter mature on the Term Loan Maturity Date . . ."

          c. Section 1.09 of the Credit Agreement is hereby amended by rewriting subsection (iv) of paragraph (a) thereof to read as follows:

               "no Interest Period shall extend beyond
          the Revolving Loan Maturity Date unless
          Borrower has elected to extend the Loan
          pursuant to SECTION 4.02(A)(b), in which case no Interest Period shall extend beyond the Term Loan Maturity Date"

               d.   Section 2.01 of the Credit Agreement is
     hereby amended by changing all references contained therein to "Maturity Date" to "Revolving Loan Maturity Date."

               e. Section 3.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "Section 3.01  FEES.  (a) Borrower
     agrees to pay to the Administrative Agent a facility fee ("FACILITY FEE") based on Borrower's Rating, at the rates set forth below, pro rata for the account of each Non-Defaulting Bank, with respect to its Commitment in effect from the Closing Date until payment in full of the Notes, which Facility Fee, prior to the Revolving Loan Maturity
     Date, shall be based upon the total amount of such Bank's Commitment, regardless of what amount may actually be advanced and outstanding and, subsequent thereto and until payment in full of the Notes, shall be based upon the average daily balance of the actual principal amounts outstanding during the quarterly period then ending. Such Facility Fee shall be due and payable in arrears on the first Business Day of each March, June, September and December and on the date the Notes are paid in full.

     Rating       A-/A3      BBB+/Baa1     BBB/Baa2     BBB-/Baa3    BB+/Ba1

     Facility Fee  .1%         .125%         .15%          .2%         .3%"

     f. Section 3.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "3.03 TERMINATION OF COMMITMENTS. The Total Commitment shall terminate on the Revolving Loan Maturity Date subject to the terms of SECTION 4.02(A)(b)."

          g. Section 4.02(A)(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "All outstanding principal and any accrued unpaid interest shall be due and owing on the Revolving Loan
          Maturity Date, provided, if no Default or Event of Default shall be in existence Borrower may, at its option, by giving written notice to the Administrative Agent no later than five Business Days before the Revolving Loan Maturity Date, extend the final maturity of the Loans from the Revolving Loan Maturity Date to the Term Loan Maturity Date. If Borrower makes such election,
          Borrower shall make mandatory payments of principal on the last Business Day of each February, May, August and November following January 1, 2000 (i) equal to one-fourteenth (1/14th) of the total outstanding principal balance of all of the Revolving Loan Notes on the Revolving Loan Maturity Date, and (ii) a final balance of all of the remaining outstanding principal on the Term Loan Maturity Date. Borrower's election to so extend shall constitute an automatic extension of each of the Notes to the Term Loan Maturity Date. All outstanding principal and all accrued, unpaid interest on all Loans shall be repaid in full on the Term Loan Maturity Date."

          h. Section 8.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 8.08  DEBT TO CAPITALIZATION
          Ratio. Borrower shall not permit the ratio of its Consolidated Indebtedness to its
          Consolidated Total Capitalization measured at the end of each fiscal quarter, to be greater at any time than the following ratio for the periods indicated:

              Through End of
              Calendar Year 1998          All Other Periods

                .50  to  1.0                .45 to  1.0"

          i.   The following defined terms are hereby amended in
     Section 10 of the Credit Agreement in their appropriate alphabetical order to read as follows:

               (i) "'AMENDMENT CLOSING DATE' shall mean the date that the First Amendment to Credit Agreement and Loan Documents dated as of November 23, 1998, among Borrower, the Administrative Agent and the Banks shall have become effective pursuant to
    Section 4 thereof."

               (ii) "'APPLICABLE EURODOLLAR MARGIN' shall mean the following: prior to the Revolving Loan Maturity Date the Applicable Eurodollar Margin shall be equal to the percentage per annum set forth below opposite Borrower's applicable Rating, effective as of the date such Rating is published or announced:

                    RATING             APPLICABLE
                                      EURODOLLAR
                                        MARGIN

                     A-/A3               .40%
                   BBB+/Baa1             .50%
                   BBB/Baa2              .60%
                   BBB-/Baa3             .80%
                    BB+/Ba1              .95%

    Subsequent to the Revolving Loan Maturity Date and until payment in full of the Obligations, the Applicable Eurodollar Margin shall be equal to the percentage per annum set forth below opposite Borrower's applicable Rating, effective as of the date such Rating is published or announced:


                                     APPLICABLE
                                     EURODOLLAR
                     RATING            MARGIN

                      A-/A3             .65%
                    BBB+/Baa1           .75%
                    BBB/Baa2            .85%
                    BBB-/Baa3          1.05%
                     BB+/Ba1           1.2%"

               (iii) The definition of "Commitment Commission" is hereby deleted. References in Section 9 to the Commitment
    Commission shall henceforth refer to the Facility Fee.

               (iv) The phrase "Maturity Date" in the definition of "Disqualified Capital Stock" is deleted and replaced with the phrase "Term Loan Maturity Date."

               (v) "'FACILITY FEE' shall have the meaning set forth in SECTION 3.01(a)."

               (vi)  The definition of "Maturity Date" is hereby deleted.

               (vii) "'REVOLVING LOAN MATURITY DATE' shall mean 364 days after the Amendment Closing Date, unless accelerated pursuant to SECTION 9."

               (viii)"'TERM LOAN MATURITY DATE' shall mean the second anniversary of the Revolving Loan Maturity Date, unless accelerated pursuant to SECTION 9."

               j. Section 12.12 of the Credit Agreement is hereby amended by deleting the phrase "Maturity Date" contained in subsection (i) thereof and replacing it with the phrase
     "Revolving Loan Maturity Date or the Term Loan Maturity Date
     . . ."

               k. Annex I of the Credit is hereby deleted and replaced with the Annex I attached hereto.

               Section 3. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the Notes. All references to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

              Section 4. EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received in form and substance reasonably satisfactory to the Banks and in such number of counterparts as may be reasonably requested by the Administrative Agent, this Amendment executed by the Borrower and each of the Banks and the Borrower shall have paid all of the Administrative Agent's reasonable costs and expenses (other than legal fees and expenses, which shall be payable promptly after Borrower receives an invoice from counsel to the Administrative Agent) incurred in connection herewith.

              Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) the Credit Agreement (as amended hereby) constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby are true and correct on and as of the date hereof in all material respects as though made as of the date hereof unless such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representations and warranties shall be true and correct in all material respects as of such date, and except to the extent that such representations and warranties are no longer true and correct due to any action or inaction permitted or required to be taken under the Credit Documents by Borrower or any Subsidiary, and (d) no Default or Event of Default exists under the Credit Agreement (as amended hereby).

          Section 6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 7. FINAL AGREEMENT. THE CREDIT AGREEMENT (AS AMENDED HEREBY) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

ADDRESS:                      GLOBAL MARINE INC.

777 N. Eldridge Road
Houston, Texas 77079-4416
Telecopy: (281) 596-5826
Telephone:(281) 596-5810      By:  /S/W. MATT RALLS
Attention: W. Matt Ralls           W. Matt Ralls
                                   Vice President and Treasurer

                              BANKERS TRUST COMPANY, Individually
                              and as Administrative Agent




                              By:   /S/MARCUS M. TARKINGTON
                              Name: Marcus M. Tarkington
                              Title:Principal

                              ABN AMRO BANK, N.V., HOUSTON
                              AGENCY, Individually and as
                              Syndication Agent



                              By:    /S/STUART MURRAY
                              Name:  Stuart Murray
                              Title: Vice President



                              By:    /S/W. BRYAN CHAPMAN
                              Name:  W. Bryan Chapman
                              Title: Group Vice President

                              ARGENTARIA-BANCO EXTERIOR DE ESPANA
                              NEW YORK BRANCH




                              By:    /S/AUGUSTO GODOY
                              Name:  Augusto Godoy
                              Title: General Manager

                              THE BANK OF NOVA SCOTIA




                              By:    /S/F.C.H. ASHBY
                              Name:  F.C.H. Ashby
                              Title: Senior Manager
                                     Loan Operations

                              BANK OF TOKYO - MITSUBISHI, LTD.




                              By:    /s/John W. McGhee
                              Name:  John W. McGhee
                              Title: Vice President & Manager

                              CREDIT LYONNAIS, NEW YORK BRANCH




                              By:    /S/PHILIPPE SOUSTRA
                              Name:  Philippe Soustra
                              Title: Senior Vice President

                              DEN NORSKE BANK ASA, NEW YORK
                              BRANCH




                              By:    /S/GEORGE P. MALANGA
                              Name:  George P. Malanga
                              Title: Senior Vice President




                              By:    /S/BARBARA GRONQUIST
                              Name:  Barbara Gronquist
                              Title: First Vice President

                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                              Individually and as Documentation
                              Agent



                              By:    /S/RICHARD A. GOULD
                              Name:  Richard A. Gould
                              Title: Director

                              TORONTO DOMINION (TEXAS), INC.




                              By:    /S/CAROL BRANDT
                              Name:  Carol Brandt
                              Title: Vice President

                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH




                              By:    /S/FELICIA LA FORGIA
                              Name:  Felicia La Forgia
                              Title: Vice President





                              By:    /S/THOMAS LEE
                              Name:  Thomas Lee
                              Title: Associate

                                                          ANNEX I


                           COMMITMENTS



                  BANK                                  COMMITMENT

Bankers Trust Company                                   $ 5,000,000
ABN AMRO Bank, N.V., Houston Agency                     $30,000,000
Argentaria-Banco Exterior de Espana New York Branch     $ 5,000,000
The Bank of Nova Scotia                                 $10,000,000
Bank of Tokyo-Mitsubishi, Ltd.                          $10,000,000
Credit Lyonnais, New York Branch                        $20,000,000
Den norske Bank ASA, New York Branch                    $15,000,000
Societe Generale, Southwest Agency                      $30,000,000
Toronto Dominion (Texas), Inc.                          $15,000,000
WestDeutsche Landesbank Girozentrale,
    New York Branch                                     $10,000,000